CONSOLIDATED STATEMENTS OF OPERATIONS - USD ($)	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021
Operating expenses
Exploration, evaluation and project expenses	$ 617,262	$ 137,983
General and administrative expenses	682,512	614,478
Total operating expenses	1,299,774	752,461
Net operating loss	(1,299,774)	(752,461)
Interest expense	(463)	(12,192)
Gain on extinguishment of debt	0	3,880
Revaluation of warrant liability	616,579	(269,482)
Net loss	$ (683,658)	$ (1,030,255)